SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 2, 2020.

For Certain MFS® Funds

Effective immediately, the paragraphs regarding conversion of Class C and Class 529C shares in the sub-section entitled "Conversion Among Share Classes" under the main heading entitled "Description of Share Classes" are restated in their entirety as follows:
If you hold Class C or Class 529C shares for approximately eight years, they will convert to Class A or Class 529A shares of the fund, respectively. For purposes of calculating the conversion date, purchases made on any day during a calendar month will age one month at the close of business on the last day of that month, and at the close of business on the last day of each subsequent month.
Class C and Class 529C shares that have an original purchase date of December 31, 2012, or earlier, including a proportionate number of shares in the sub-account (shares acquired through the reinvestment of dividends and distributions), will convert to Class A and Class 529A shares of the fund, respectively, on or about December 21, 2020.
All Class C or Class 529C shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class C or Class 529C shares in your account convert to Class A or Class 529A shares, a proportionate number of the Class C or Class 529C shares in the sub-account will also convert to Class A or Class 529A shares, respectively.
For shareholders invested in Class C and Class 529C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period. The automatic conversion of Class C and Class 529C shares to Class A and Class 529A shares, respectively, will not apply to shares held through financial intermediaries that do not track the length of time that a shareholder has held such shares. In addition, for shareholders invested in Class C or Class 529C shares through a financial intermediary, Class C or Class 529C shares may be automatically exchanged for Class A or Class 529A shares of the fund, respectively, under the policies of the financial intermediary, as described in Appendix A of this prospectus.  It is solely the responsibility of the respective financial intermediary to administer and support such transactions.  Please consult your financial intermediary for more information.

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